EXHIBIT 23.2
                                                ------------





             CONSENT OF INDEPENDENT ACCOUNTANTS
             ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March
7, 1997 appearing in BRC Holdings, Inc.'s Annual Report on
Form 10-K for the year ended December 31, 1996.



/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP

Dallas, Texas
January 9, 1998